The Local Bank for Local Business Mike Crapps President and CEO Joe Sawyer CFO Tanya Butts COO and CRO US BANK CONFERENCE September 2018

HIGHLIGHTS

» Began in 1995 x Lexington x Columbia » Six (6) acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. x 2017 – Cornerstone National Bank » Executive Leadership Team Stability » June 30, 2018 x $1.09 billion total assets x Nineteen(19) offices » Total Shareholder Return x 2015 x 2016 x 2017 x 2018 (6.30.18) 34.4% 23.7% 27.4% 12.1% » Dividends x 66 Consecutive Quarters x Current Yield – 1.61% HIGHLIGHTS

IDENTITY

To provide best in class financial solutions to local businesses, professionals, and organizations in our markets as well as optimize the long-term return to our shareholders, while providing a safe, sound investment. VISION » Quality and integrity in all endeavors » Passionate focus on customer experience » Mutual respect for our colleagues and their role in our success CORE VALUES OUR IDENTITY » Honesty and Integrity » Everyone Matters » Spirit of Service » Value Strong Work Ethic » Excellence with Humility CULTURAL BELIEFS

THREE GEOGRAPHICALLY DIVERSE MARKETS

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ Masters THREE GEOGRAPHICALLY DIVERSE MARKETS

LINES OF BUSINESS

Commercial & Retail Banking
Online Banking
ACH / Wire Transfer Service
Remote Deposit Capture
Positive PayLoans &Lines of Credit
Construction / Permanent
Commercial Real Estate
Equipment Financing
First Community Bank
Residential Mortgage Banking
Home Purchase
Home Refinance
Construction / Permanent
Financial Planning & Investment Advisory Services
Financial Planning
Estate Planning
Retirement Planning
Investment Management
401(K) Services

FOUNDATIONAL FRANCHISE VALUE

FOUNDATIONAL FRANCHISE VALUE Great Deposits E x celle n t Asset Quality Strong Capi t a l

$737.1 $786.1 $907.6 2 $961.6 1 0.25% 0.24% 0.22% 0.28% Total Deposit Cost (Quarter ending) Pure Deposit Growth Commercial and Retail Banking Excellent Deposit Franchise • 83% Pure (Non - CD) Deposits • 26% (Non - Interest Bearing DDA Balances) • Largest Community Bank in the Midlands of SC 1 Cornerstone Merger: $102MM 2 Cornerstone Merger: $126MM FOUNDATIONAL FRANCHISE VALUE

Credit Quality NPA / Assets FOUNDATIONAL FRANCHISE VALUE

Credit Quality Net Loan Charge-Offs 2015 2016 2017 6/30/2018 FOUNDATIONAL FRANCHISE VALUE

Capital Corporation 12/31/17 6 / 30 / 18 TCE / TA Ratio 8.56% 8.38% Leverage Ratio 10.11% 1 0 . 20% Total Capital Ratio 14.79% 1 4 . 52% FOUNDATIONAL FRANCHISE VALUE

ENHANCE EARNINGS

» Residential Mortgage Banking » Financial Planning and Investment Advisory Services ENHANCE EARNINGS Not complicated, but also not easy » Quality Loan Portfolio Growth to Remix Asset side of Balance Sheet

64.84% 66.03% 67.22% 68.50% 67.33% 68.67% 68.75% 64.00% 63.00% 62.00% 65.00% 66.00% 67.00% 68.00% 69.00% Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 J u n- 18 ENHANCE EARNINGS Loan / Earning Asset Ratio Average Loans to Average Earning Assets 70.00%

3.25% 3.42% 3.39% 3.42% 3.45% 3.61% 3.67% 3.29% 3.35% 3.49% 3.52% 3.54% 3.66% 3.71% 3.19% 3.10% 3 . 2 0% 3 . 3 0% 3 . 4 0% 3 . 5 0% 3 . 6 0% 3 . 7 0% 3 . 8 0% 3 Q16 4 Q16 1 Q18 2 Q18 1 Q17 2 Q 17 Net Interest Margin 3Q17 4Q17 FTE Net Int Margin ENHANCE EARNINGS Net Interest Margin Eight Consecutive Quarters of Margin Expansion 1 9 Basis point impact as a result of the collection of interest on several non - accrual loans that paid off during the quarter. 1 3.52% 1

ENHANCE EARNINGS Net Interest Margin + 48 bps +/ - 0 bps + 3 bps

Const & Dev 13% 1 - 4 Family R esidential 16% Home Equity 5% Owner - OCC CRE 27% Other CRE 29% Multi - Fa m ily 2% 7% Loan Growth Commercial and Retail Banking Loan Portfolio Composition 6/30/18 Consr & Other 2% Comm'l & Indust r ial LTM Organic Growth = 13.0% CR E a s a P e r cent a g e o f RB C = 275.4% 1 Cornerstone Merger: $59.0 ENHANCE EARNINGS Yield 4.91% 4.60% 4.52% 4.74%

Investment Portfolio Modified Duration = 3.69 Composition 6/30/18 ENHANCE EARNINGS US Treasury Securities 2.9% Agency Bonds 0.4% SBA Loan Pools (Fixed) 8.3% SBA Loan Pools (Variable) 11.7% Agency CMOs (Fixed) 26.5% Agency MBS (Variable) 11.9% Agency MBS (Fixed) 12.7% Municipal 24.9% Corp & Other 0.7% Yield 1.92% 2.02% 2.20% 2.38%

Residential Mortgage Banking Production 1 1 1H17 Mortgage Production was $55.0 million. ENHANCE EARNINGS

Residential Mortgage Banking Revenue (millions) 1 1 1H17 Mortgage Revenue was $1.9 million. ENHANCE EARNINGS

ENHANCE EARNINGS Financial Planning / Investment Advisory Services AUM (millions)

Financial Planning / Investment Advisory Services Revenue (000s omitted) 1 1 1H17 FCFC Revenue was $572.0. ENHANCE EARNINGS

RISK MANAGEMENT & TECHNOLOGY

RISK MANAGEMENT & TECHNOLOGY June 30, 2018 » Compliance » Cybersecurity / Fraud » Audit » Enterprise Risk Management (ERM) - Internal » P.T. Risk Report - External

RISK MANAGEMENT & TECHNOLOGY June 30, 2018 » Technology – Core System Conversion in 2017 x Enhanced client experience and product delivery x Increased security and fraud detection x Greater capacity for future growth x Focused project plan, i.e., M&A systems conversion x 2018 – Higher level of system utilization and work flow efficiency » Electronic and Mobile Banking Platform

FINANCIAL RESULTS

Core Net Income and Earnings Per Share (EPS)* FINANCIAL RESULTS *Core net income and EPS exclude merger and acquisition cost, gains (losses) on sale of securities and losses on early extinguishment of debt, and SC State income tax credit. 1 1H17 - $3,520 ($0.52 EPS) 1

ROAA FINANCIAL RESULTS 1 1 Includes an increase in deferred tax expense of $1.247 million as a result of the lower tax rates enacted in the Tax Cut and Jobs Act passed December 22, 2017. Without this one - time adjustment, the ROAA would have been 0.75%.

ROTCE FINANCIAL RESULTS 1 1 Includes an increase in deferred tax expense of $1.247 million as a result of the lower tax rates enacted in the Tax Cut and Jobs Act passed December 22, 2017. Without this one - time adjustment, the ROTCE would have been 8.76%.

Increased January 2018 to $0.10 for the quarter Dividend FINANCIAL RESULTS

Tangible Book Value FINANCIAL RESULTS

FINANCIAL RESULTS 2018 YTD Total Shareholder Return vs. Index(s) (as of 6/30/18)

Total Shareholder Return vs. Index(s) Three Years Ended 6/30/18 FINANCIAL RESULTS

WHAT’S AHEAD

WHAT’S AHEAD » Maximize use of technology to build efficiency and capacity » Quality loan portfolio growth to reach the long - term target of 80% loan/earning asset ratio » Increase mortgage loan production to reach $200 million » FCFC to grow AUM to $375 million » Leverage what we have started in Augusta and Greenville It’s not complicated, but it’s also not easy…

WHAT’S AHEAD Augusta » Savannah River Bank merger -- 2014 » 771 Broad Street office (opened 3.8.18) » Evans office (opening 2Q19) » New Board of Director member – Ed Tarver » Additional Commercial Bankers ▪ Jordan Pierce ▪ James Heffner » Additional Mortgage Bankers ▪ Melynda Cleveland ▪ Erin Slade

WHAT’S AHEAD Greenville 2019) » Loan Production Office -- 2016 » Cornerstone National Bank merger -- 2017 » Downtown Greenville office (opening early » Business Services Specialist ▪ Rachel Weatherford » Mortgage Banker ▪ Jacob Cook » Financial Advisor ▪ Daniel Felder

SUMMA R Y

SUMMA R Y » High quality balance sheet x Deposit Mix / Franchise Value x Asset Quality x Capital Strength » Revenue Diversity x Commercial and Retail Banking x Mortgage Banking x Financial Planning / Investment Advisory » Geographical Diversity x Columbia x Augusta x Greenville » Focused Strategic Plan Ahead x Accretive to EPS x Enhancing ROA and ROTCE x Additive to Shareholder Value » Growing Tangible Book Value, while Paying an Attractive Cash Dividend

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD - LOOKING STATEMENTS . ADDITIONAL WRITTEN OR ORAL FORWARD - LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION (SEC) OR OTHERWISE . THE WORDS "BELIEVE," "EXPECT," "SEEK,“ AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE . SUCH FORWARD - LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, & SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING . FORWARD - LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED . FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD - LOOKING STATEMENTS . A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD - LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SEC . The Local Bank for Local Business